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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                November 8, 1999


                          Wyndham International, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                  1-9320                  94-2878485
       (State or other           (Commission              (IRS employer
       jurisdiction of           file number)         identification no.)
       incorporation or
        organization)


                       1950 Stemmons Freeway, Suite 6001
                              Dallas, Texas  75207
             (Address and zip code of principal executive offices)

              Registrant's telephone number, including area code:
                                 (214) 863-1000

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Item 5.  Other Events

         On November 8, 1999, Wyndham International, Inc., a Delaware corporation, issued a press release announcing its earnings for the quarter ended September 30, 1999. A copy of the press release is attached hereto as
Exhibit 99.1 and hereby incorporated by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

               The following Exhibits are filed herewith:

               99.1  Press Release.


                            [SIGNATURE PAGE FOLLOWS]

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WYNDHAM INTERNATIONAL, INC.


                              By: /s/ RICHARD MAHONEY
                                 -------------------------------------------
                                  Richard Mahoney, Chief Financial Officer

Date:  November 8, 1999

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                                 EXHIBIT INDEX


Exhibit
Number          Description
------          -----------

99.1*           Press Release.


*  filed herewith

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